PUTNAM NEW YORK TAX EXEMPT INCOME FUND
               PUTNAM NEW YORK INTERMEDIATE TAX EXEMPT FUND
               PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
               PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

               Prospectus Supplement dated December 4, 1995
                   to Prospectus dated February 1, 1995

David J. Eurkus and William H. Reeves, each a Senior Vice President of Putnam Investment Management, Inc. ("Putnam Management") and a Vice President of Putnam New York Tax Exempt Income Trust, have had primary responsibility for the day-to-day management of Putnam New York Tax Exempt Income Fund's portfolio since 1985 and December, 1995, respectively. Mr. Eurkus and Mr. Reeves have been employed by Putnam Management since 1983 and 1986, respectively.

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Effective December 1, 1995, any applicable contingent deferred sales charge will be waived on redemptions of shares following the death or post-purchase disability of a settlor of a living trust account. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.



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